Exhibit 10.2

ACKNOWLEDGMENT OF DEBT AND METHOD OF PAYMENTPREFABRICADOS TAMBILLOS, S.A.TOINVERSIONES BALMACEDA SpAIn La Serena, on June 28, 2022, between Mr. LUIS ARRECHEA MIQUELARENA, lawyer, ID forforeigners number 24.907.131-5, representing, as will be proven, PREFABRICADOS TAMBILLOS,S.A. (formerly known as Pre Tam SA and referred to herein as "PRETAM"), a company of the businessof its name, role sole taxpayer number 76.954. 728-2, both domiciled at Ruta 43, D-421 , Tambillos,commune of Coquimbo, La Serena, on the one hand, and on the other, Ms. PAMELA CATALINASEPULVEDA PALACIOS, businesswoman, identification card for foreigners number 22,604 .317-9,on behalf, as will be proven, of INVERSIONES BALMACEDA SpA, a legal entity governed by privatelaw of the business of its name, single tax roll number 76.591.029-3, both with address at AvenidaBalmaceda 2049, La Serena, all of legal age, have entered into the following transaction contract:FIRST: PREVIOUS BACKGROUND1. By public deed dated April 8, 2019, granted before the Notary Public of La Serena, Mr. RubenReinoso Herrera, Notarial Repertory No. 2857-2019, MASPIR S.A., acknowledged owingINVERSION ES BALMACEDA SpA, the total amount of $4,123 .017,161, plus interest (5% per year),a sum that was loaned to MASPIR S.A. to finance the construction and implementation of a factoryfor the prefabricated concrete sector.2. Through a private instrument, dated June 30, 2019, PRETAM, after acquiring the property wherethe factory was located and considering that it owed MAS PIR S.A. the value of the works carried out,assumed the aforementioned debt of MASPIR S.A., forcing itself to pay directly to INVERSIONESBALMACEDA SpA the total sum of $4,123,017,161 , in 4 instalments of $1,000,000,000 the first 3,on November 30, 2019 , June 30, 2020 and November 30, 2020, and the last one of $1,123,017,161 ,payable on June 30, 2021 . For its part, INVERSIONES BALMACEDA, expressly accepted theproposed payment method, in all its terms. INVERSIONES BALMACEDA, does not acquire thecompromise to pay the above 5%.3. Subsequently, on December 30, 2019, as a result of the given the breach of the previousagreement and in order to put an end to or prevent any litigation, the parties signed a transactionagreement by virtue of which PRETAM was obliged to carry out an increase in capital granting apreferential right to purchase shares to INVERSIONES BALMACEDA SpA and providing thatPRETAM had not complied with and declared that it would not be able to comply with the previousagreement.4. From 2019 and until the signing of this agreement there have been payments and receipts betweenINVERSION ES BALMACEDA Sp A and PRETAM in the amount of $245,804,501 in favor of PRETAM.Taking into account the foregoing, the pending amount owed by PRETAM in favor of INVERSIONESBALMACEDA SpA is $3,877,212,660.SECOND. ACKNOWLEDGMENT OF DEBT: Through this act, the debtor company, PRETAM,acknowledges that it owes INVERSION ES BALMACEDA SpA the total amount indicated above, thatis, three billion eight hundred seventy-seven million two hundred twelve thousand six hundred sixtypesos ($3,877,212,660), with interest at a rate of 5 % per annum.THIRD. FORM OF PAYMENT: Through this act, PRETAM offers to pay the am·ounl owed to thecreditor com pan~ INVERSIONES BALMACEDA SpA, in a period of 5 years, according to the paymentplan establishe i I Annex I hereto. <- ----~ -5 ~For its part, INVERSIONES BALMACEDA expressly accepts the proposed form of payment, in all itsterms.FOURTH. The parties agree that in the event that the PRETAM pays in advance the amount that itacknowledges owing, it must pay, a cancellation penalty for early cancellation that will be negotiatedand agreed between the parties at the time the cancellation is made.FIFTH. The debtor company will pay the capital and interest by means of a deposit or electronictransfer to the current account N° 0-000-7035387-3 of Banco Santander de Chile, whose owner isINVERSIONES BALMACEDA SpAwith RUT 76591029-3.SIXTH. PREVIOUS AGREEMENTS. The parties record that by virtue of this agreement, any otheragreement previously signed between the parties, especially the transaction contract signed onDecember 30, 2019, is without effect.SEVENTH. UNANCESSABILITY .. By this act and by mutual agreement, the parties record that inthe event of any breach by PRETAM, in the obligations contracted by this instrument, the creditor,INVERSIONES BALMACEDA SpA, may not seize or exercise preliminary or precautionary measureson the following assets:1. Property registered on page 5019 No. 2445 of the Property Registry of the Coquimbo Real EstateRegistrar, for the year 2019.2. Property registered on page 5022 No. 2446 of the Property Registry of the Coquimbo Real EstateRegistrar, for the year 2019.EIGHTH. DISCLOSURE. The parties expressly state that the agreements contained in thisinstrument may be made known to third parties outside both companies, especially externalauditors and auditing entities.NINTH. COSTS. The costs created by this contract will be borne by both parties, in halves; exceptin the expenses that refer to taxes that will be borne by the respective taxpayer.TENTH. OOMICILE. For the purposes of this contract, the parties establish their domicile in the cityof La Serena, extending the jurisdiction before their courts.LEGAL REPRESENTATION: The legal capacity of Mr. LUIS ARRECHEA MIQUELARENA, torepresent PRET AM, is established in the public deed dated November 12, 2018, granted before Mr.Axel Slobodan Biskupovic Heredia, substitute for the owner Mr. Mariano Torrealba Ziliani, of theNotary of Coquimbo. All documents that are not inserted because they are known by the parties. Forher part, the legal capacity of Ms. PAMELA CATALINA SEPULVEDA PALACIOS, to representINVERSIONES BALMACEDA SpA, consists of a shareholders' meeting dated February 26, 2018,reduced to public deed dated March 1, 2018, before a Notary Public of the Serena Don RubenReinoso Herrera.11 PREFABRICA S TAMBILLOS, S.A.' IINVERSIONES"B"At:MAGEDA SpAr " ~ __.:.+---"->~pp. LUIS ARREal~ IQUELARENA l)--+-. _-:-,"")- ---- 7 -- / _eeJ?A-M£LASEPULVEDA PALACIOSAnnex IPrincipal paid/Cumulated PrincipalYear Date # Instalment/ CuotaInterests/Amortizaci6n delpaid / Amortizaci6n Outstanding capital/lntereses principal acumulada del Capital pendienteprincipal0 3.877.212.660,00 ClP1 l 31/01/2023 1 38.882.325,48 CLP 16.155.052,75 CLP 22.727 .272,73 CLP 22.727.272,73 CLP 3.854.485.387,27 ClPl I 28/02/2023 2 38.787 .628,51 CLP 16.060.355,78 CLP 22.727.272,73 CLP 45.454.545,45 CLP 3.831.758.114,55 ClP1 ! 31/03/2023 3 38.692.931,54 CLP 15.965.658,81 CLP 22.727.272,73 CLP 68.181.818,18 ClP 3.809.030.841,82 CLP1 ! 30/04/2023 4 38.598.234,57 CLP 15.870.961,84 CLP 22.727.272,73 CLP 90.909,090,91 CLP 3.786.303.569,09 ClPl I 31/05/2023 5 38.503.537,60 CLP 15.776.264,87 CLP 22.727.272,73 CLP 113.636.363,64 CLP 3.763.576.296,36 CLP1 I 30/06/2023 6 38.408.840,63 CLP 15.681.567,90 CLP 22.727.272,73 CLP 136.363.636,36 CLP 3.740.849.023,64 ClP1 ! 31/07/2023 7 38.314.143,66 CLP 15.586.870,93 CLP 22.727 .272,73 CLP 159.090.909,09 CLP 3.718.121.750,91 CLPl i 31/08/2023 8 38.219.446,69 CLP 15.492.173,96 CLP 22.727.272,73 CLP 181.818.181,82 CLP 3.695.394.478,18 CLP1 i 30/09/2023 9 38.124.749,72 ClP 15.397 .476,99 CLP 22.727.272,73 CLP 204.545.454,55 CLP 3.672.667 .205,45 ClP1 l 31/10/2023 10 38.030.052,75 CLP 15.302,780,02 CLP 22.727 .272,73 CLP 227.272.727,27 CLP 3.649.939.932,73 CLP1 I 30/11/2023 11 37.935.355,78 ClP 15.208.083,05 CLP 22.727.272,73 CLP 250.000.000,00 CLP 3.627.212.660,00 CLP1 I 31/12/2023 12 37.840.658,81 CLP 15.113.386,08 CLP 22.727.272,73 CLP 272.727.272,73 CLP 3.604.485.387 .27 CLP2 ! 31/01/2024 13 37.745.961,84 CLP 15.018.689,11 CLP 22.727.272,73 CLP 295.454.545,45CLP 3.581.758.114,55 CLP2 ! 28/02/2024 14 37.651.264,87 CLP 14.923.992,14 CLP 22.727.272,73 CLP 318 .181.818,18CLP 3.559.030.841,82 CLP2 . 31/03/2024 15 37.556.567,90 CLP 14.829.295,17 CLP 22.727 272,73 CLP 340.909.090,91 CLP 3.536.303.569,09 CLP2 I 30/04/2024 16 37.461.870,93 CLP 14.734.598,20 CLP 22.727.272,73 CLP 363 ..636.363,64 CLP 3.513.576.296,36 CLP2 I 31/05/2024 17 37.367.173,96 CLP 14 .639.901,23 CLP 22.727 272,73 CLP 386.363.636,36 CLP 3.490.849.023,64 CLP2 I 30/06/2024 18 37.272.476,99 CLP 14.545.204,27 CLP 22.727.272,73 CLP 409.090.909,09 CLP 3.468.121.750,91 CLP2 i 31/07/2024 19 37.177.780,02 CLP 14.450.507,30 CLP 22.727 .272,73 CLP 431 .818.181,82 CLP 3.445.394.478,18 CLP2 i 31/08/2024 20 37.083.083,05 CLP 14355.810,33 CLP 22.727.272,73 CLP 454.545.454,55 CLP 3.422.667 .205,45 CLP2 i 30/09/2024 21 36.988.386,08 CLP 14.26 1.113,36 CLP 22.727.272,73 CLP 477.272.727,27 CLP 3.399.939.932,73 CLP2 ; 31/10/2024 22 36.893.689,11 CLP 14 .166.416,39 CLP 22.727.272,73 CLP 500.000.000,00 CLP 3.377.212.660,00 CLP2 ! 30/11/2024 23 36.798.992,14 CLP 14.071,719,42 CLP 22.727 .272,73 CLP 522.727.272,73 CLP 3.354.485.387 ;1.1 CLP2 i 31/12/2024 24 36.704.295,17 CLP 13.977 .022,45 CLP 22.727 272,73 CLP 545.454.545,45CLP 3.331.758.114,55 CLP3 I! 31/01/2025 25 36.609.598,20 CLP 13.882.325,48 CLP 22.727.272,73 CLP 568.181.818,18CLP 3.309.030.841,82 CLP3 I 28/02/2025 26 36.514.901,23 CLP 13.787.628,51 UP 22.727 272,73 CLP 590.909.090,91 CLP 3286.303.569,09 CLP3 ! 31/03/2025 27 36.420.204,27 CLP 13.692.931,54 ClP 22.727 272,73 CLP 613.636.363,64 CLP 3.263.576.296,36 CLP3 i 30/04/2025 28 36.325.507,30 CLP 13.598.234,57 UP 22.727 272,73 CLP 636.363.636,36 CLP 3.240.849.023,64 CLP3 l 31/05/2025 29 36.230.810,33 CLP 13.503.537,60 CLP 22.727 272,73 CLP 659.090.909,09 CLP 3.218.121.750,91 CLP3 ! 30/06/2025 30 36.136.113,36 CLP 13.408.840,63 CLP 22.727 272,73 CLP 681.818.181,82 CLP 3.195.394.478,18 CLP3 i 31/07/2025 31 36.041.416,39 CLP 13.314.143,66 UP 22.727 272,73 CLP 704.545.454,55 CLP 3.172.667.205,45 CLP3 l 31/08/2025 32 35.946.719,42 CLP 13.219M6,69 CLP 22.727 272.73 CLP 727 .272.727,27 CLP 3.149.939.932,73 CLP3 l 30/09/2025 33 35.852.022,45 CLP 13.124.749,72 UP 22.727 272,73 CLP 7 S0.000.000,00 CLP 3.127.212.660,00 CLP3 ~ 31/10/2025 34 35.757.325,48 CLP 13.030.052,75 CLP 22.727.272,73 CLP 772.727.272,73 CLP 3.104.485.387 ;n CLP .3 i 30/11/2025 35 35.662.628,51 CLP 12.935.355,78 UP 22.727 272,73 CLP 795.454.545,45 CLP 3.081.758.114,55 CLP3 i 31/12/2025 36 35.567.931,54 CLP 12.840.658,81 CLP 22.727 272,73 CLP 818.181.818,18 CLP 3.059.030.841,82 CLP4 i 31/01/2026 37 35.473.234,57 CLP 12.745.961,84 ClP 22.727 272.73 CLP 840.909.090,91 CLP 3.036.303.569,09 CLP4 I 28/02/2026 38 3 5.378.537 ,60 CLP 12.651.264,87 ClP 22.727.272,73 CLP 863.636.363,64 CLP 3.013.576.296,36 CLP4 i 31/03/2026 39 35.283.840,63 CLP 12 .556.567,90 UP 22.727.272,73 CLP 886.363.636,36 ClP 2.990.849.023,64 CLP4 ; 30/04/2026 40 35.189.143,66 CLP 12.461.870,93 CLP 22.727.272,73 CLP 909.090.909,09 CLP 2.968.121.750,91 CLP4 l 31/05/2026 41 35.094.446,69 CLP 12.367.173,96 CLP 22.727.272,73 CLP 931.818.181,82 CLP 2.945.394.478,18 CLP4 ! 30/06/2026 42 34.999.749,72 CLP 12.272.476,99 CLP 22.727 272,73 CLP 954.545.454,55 CLP 2.922.667.205,45 CLP4 i 31/07/2026 43 34.905.052,75 CLP 12.177.780,02 ClP 22.727.272,73 CLP 977.272.727,27 CLP 2.899.939.932,73 CLP4 l 31/08/2026 44 34.810.355,78 CLP 12.083.083,05 UP 22.727.272,73 CLP 1.000.000.000,00 CLP 2.877.212.660,00 CLP4 ! 30/09/2026 45 34.715.658,81 CLP 11.988.386,08 UP 22.727.272,73 CLP 1.022.727.272,73 CLP 2.854.485.387,27 CLP4 I 31/10/2026 46 34.620.961,84 CLP 11.893.689,11 CLP 22.727 272,73 CLP 1.045.454.545,45 ClP 2.831.758.114,55 CLP4 ! 30/11/2026 47 34.526.264,87 CLP 11.798.992,14 ClP 22.727.272,73 CLP 1.068.181.818,18 CLP 2.809.030.841,82 CLP4 ' 31/12/2026 48 34.431.567,90 CLP 11.704.295,17 ClP 22.727.272,73 CLP 1.090.909.090,91 CLP 2.786.303.569,09 CLP5 ! 31/01/2027 49 34.336.870,93 CLP 11.609.598,20 CLP 22.727.272,73 CLP 1.113.636363,64 CLP 2.763.576.296,36 CLP5 ! 28/02/2027 50 34242.173,96 CLP 11.514.901,23 UP 22.727.272,73 CLP 1.136.363.636,36 CLP 2.740.849.023,64 CLP5 i 31/03/2027 51 34.147.476,99 CLP 11.420.204,27 UP 22.727 272,73 CLP 1.159.090.909,09 CLP 2.718.121.750,91 CLP5 I 30/04/2027 52 34.052.780,02 CLP 11.325.507,30 CLP 22.727.272,73 CLP 1.181.818.181,82 CLP 2.695.394.478,18 CLP !5 31/05/2027 53 33.958.083,05 CLP 11.230.810,33 UP 22.727 272.73 CLP 1.204.545.454,55 CLP 2.672.667.205,45 CLP5 I 30/06/2027 54 33.863.386,08 CLP 11.136.113,36 UP 22.727.272,73 CLP 1.227.272.727,27 CLP 2.649.939.932,73 CLP5 ! 31/07/2027 55 33.768.689,11 CLP 11.041.416,39 UP 22.727 272,73 CLP 1.250.000.000,00 CLP 2.627.212.660,00 CLP5 l 31/08/2027 56 33.673.992,14 CLP 10.946.719,42 ClP 22.727 272,73 CLP 1.272.727.272,73 CLP 2.604.485.387,27 CLP5 I 30/09/2027 57 · 33.579.295,17 CLP 10.852.02.2,45 UP 22.727.272,73 CLP 1.295.454.545,45 CLP 2.581.758.114,55 CLP5 i 31/10/2027 58 33.484.598,20 CLP 10.757 .325,48 UP 22.727.272,73 CLP 1.318.181.818,18 CLP 2.559.030.841,82 CLP5 ! 30/11/2027 59 33.389.901,23 CLP 10.662.628,51 ClP 22.727.272,73 CLP 1.340.909.090,91 CLP 2.536.303.569,09 CLP5 l 31/12/2_02~ 60 2.536.303.569,09 CLP 2.536.303.569,09 CLP 3.877.212.660,00 CLP 0,00 CLP